EXHIBIT 99.1
JOINT FILER INFORMATION
Other Reporting Person(s)
1. BECKER DRAPKIN PARTNERS (QP), L.P.

Item	Information
Name:	BECKER DRAPKIN PARTNERS (QP), L.P.

Address:	300 Crescent Court, Suite 1111, Dallas, Texas 75201

Designated Filer:	Becker Drapkin Management, L.P.

Date of Event Requiring	November 8, 2010
Statement (Month/Day/Year):

Issuer Name and Ticker or	Physicians Formula Holdings, Inc. [FACE]
Trading Symbol:

Relationship of Reporting	10% Owner
Person(s) to Issuer:

If Amendment, Date Original	Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group Filing:	Form filed by More than One Reporting Person

Signature:	By:	Becker Drapkin Management, L.P.
	Its:	General Partner

	By:	BC Advisors, LLC
	Its:	General Partner

	By:	/s/ Ashley Sekimoto

	Name:	Ashley Sekimoto
	Title:	Attorney-in-Fact
	Date:	November 9, 2010

2. BECKER DRAPKIN PARTNERS, L.P.

Item	Information
Name:	BECKER DRAPKIN PARTNERS, L.P.

Address:	300 Crescent Court, Suite 1111, Dallas, Texas 75201

Designated Filer:	Becker Drapkin Management, L.P.

Date of Event Requiring	November 8, 2010
Statement (Month/Day/Year):

Issuer Name and Ticker or	Physicians Formula Holdings, Inc. [FACE]
Trading Symbol:

Relationship of Reporting	10% Owner
Person(s) to Issuer:

If Amendment, Date Original	Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group Filing:	Form filed by More than One Reporting Person

Signature:	By:	Becker Drapkin Management, L.P.
	Its:	General Partner

	By:	BC Advisors, LLC
	Its:	General Partner

	By:	/s/ Ashley Sekimoto

	Name:	Ashley Sekimoto
	Title:	Attorney-in-Fact
	Date:	November 9, 2010

3. BC ADVISORS, LLC

Item	Information
Name:	BC ADVISORS, LLC

Address:	300 Crescent Court, Suite 1111, Dallas, Texas 75201

Designated Filer:	Becker Drapkin Management, L.P.

Date of Event Requiring	November 8, 2010
Statement (Month/Day/Year):

Issuer Name and Ticker or	Physicians Formula Holdings, Inc. [FACE]
Trading Symbol:

Relationship of Reporting	10% Owner
Person(s) to Issuer:

If Amendment, Date Original	Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group Filing:	Form filed by More than One Reporting Person

Signature:	By:	/s/ Ashley Sekimoto

Name: Ashley Sekimoto
	Title:	Attorney-in-Fact
	Date:	November 9, 2010

4. STEVEN R. BECKER

Item		Information
Name:		STEVEN R. BECKER

Address:		300 Crescent Court, Suite 1111, Dallas, Texas 75201

Designated Filer:		Becker Drapkin Management, L.P.

Date of Event Requiring		November 8, 2010
Statement (Month/Day/Year):

Issuer Name and Ticker or		Physicians Formula Holdings, Inc. [FACE]
Trading Symbol:

Relationship of Reporting		10% Owner
Person(s) to Issuer:

If Amendment, Date Original		Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group Filing:		Form filed by More than One Reporting Person

Signature:	By:	/s/ Ashley Sekimoto

Name: Ashley Sekimoto
Title: Attorney-in-Fact
Date: November 9, 2010

5. MATTHEW A. DRAPKIN

Item	Information
Name:	MATTHEW A. DRAPKIN

Address:	300 Crescent Court, Suite 1111, Dallas, Texas 75201

Designated Filer:	Becker Drapkin Management, L.P.

Date of Event Requiring	November 8, 2010
Statement (Month/Day/Year):

Issuer Name and Ticker or	Physicians Formula Holdings, Inc. [FACE]
Trading Symbol:

Relationship of Reporting	10% Owner
Person(s) to Issuer:

If Amendment, Date Original	Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group Filing:	Form filed by More than One Reporting Person

Signature:	By:	/s/ Ashley Sekimoto

	Name:	Ashley Sekimoto
	Title:	Attorney-in-Fact
	Date:	November 9, 2010